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                    MODIFICATION TO INTERCREDITOR AGREEMENT

      MODIFICATION TO INTERCREDITOR AGREEMENT (this "Modification"), dated as of May 2, 1996, among First Union National Bank (formerly known as Fidelity Bank, National Association) ("First Union"), Midlantic Bank, National Association (formerly known as Midlantic National Bank) ("Midlantic" and together with First Union, the "Lender"), GNOC, Corp. (successor by merger to GNAC, Corp.), a New Jersey corporation ("GNOC"), and Amalgamated Bank of Chicago as Trustee ("Trustee") on behalf of itself and the holders of the 10-5/8% Mortgage Notes due 2003 (the "Securities") issued pursuant to a registration statement filed with the Securities and Exchange Commission and under the Indenture dated as of March 10, 1993 (as amended, modified or supplemented through the date hereof and as the same may be amended, modified or supplemented from time to time, the "Indenture"). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Indenture.

                             W I T N E S S E T H

      WHEREAS, Trustee has entered into the Indenture, pursuant to which the Securities were issued; and

      WHEREAS, the Securities are secured by a Mortgage and Security Agreement with Assignment of Rents, dated as of March 10, 1993 (as amended, modified or supplemented through the date hereof and as the same may hereafter be amended, modified or supplemented from time to time, the "Trustee Mortgage") given by GNOC, as mortgagor, to Trustee, as mortgagee, covering certain real property, as well as all furniture, furnishings, fixtures, machinery, equipment, supplies and certain other tangible personal property contained thereon as more particularly described in the Trustee Mortgage (the "Secured Property") and an Assignment of Leases and Rents, dated as of March 10, 1993 (as amended, modified or supplemented through the date hereof and as the same may hereafter be amended, modified or supplemented from time to time, the "Trustee Assignment") given by GNOC, as assignor, to Trustee, as assignee; and

      WHEREAS, as contemplated under the terms of the Indenture, First Union, Midlantic, GNOC and Trustee are party to an Intercreditor Agreement dated as of April 16, 1993 (the "Intercreditor Agreement"); and

      WHEREAS, as contemplated under the terms of the Indenture, First Union, Midlantic and GNOC entered into a loan agreement dated April 16, 1993 (as amended, modified or supplemented through the date hereof, the "Original Loan Agreement") the obligations under which were secured by a Mortgage, Security Agreement and Assignment of Rents, dated as of March 10, 1993 (as amended, modified or supplemented through the date hereof and as the same may hereafter be amended, modified or supplemented from time to time, the "Lender Mortgage") given by GNOC, as mortgagor, to Lender, as mortgagee, covering the Secured Property and an Assignment of Leases and Rents, dated as of March 10, 1993 (as amended, modified or supplemented through the date hereof and as the same may hereafter be amended, modified or supplemented from time to time, the "Lender Assignment") given by GNOC, as assignor, to Lender, as assignee; and

      WHEREAS, Lender and GNOC have entered into a Second Amended and Restated Loan Agreement dated as of May 2, 1996 (the "New Loan Agreement"), superseding the Original Loan Agreement and providing for the making of loans to GNOC in the aggregate amount of up to $20,000,000 (the "New Loan") for the purpose and on the terms of Section 1010 of the Indenture (including, without limitation, the execution hereof), which New Loan will be evidenced by GNOC's promissory notes (the "New Note") payable to Lender and will be secured by (i) the Lender Mortgage, (ii) the Lender Assignment,
 (iii) a Mortgage, Security Agreement and Assignment of Rents, dated as of May 2, 1996 (as the same may hereafter be amended, modified or supplemented from time to time, the "Lender Supplemental Mortgage") given by GNOC, as mortgagor, to Lender, as mortgagee, covering the property described therein (the "New Secured Property") and (iv) an Assignment of Leases and Rents, dated as of May 2, 1996 (as the same may hereafter be amended, modified or supplemented from time to time, the "Lender Supplemental Assignment") given by GNOC, as assignor, to Lender, as assignee; and

      WHEREAS, pursuant to the Indenture Trustee shall likewise receive a Mortgage, Security Agreement and Assignment of Rents, dated as of May 2, 1996 (as the same may hereafter be amended, modified or supplemented from time to time, the "Trustee Supplemental Mortgage") given by GNOC, as mortgagor, to Trustee, as mortgagee, covering the New Secured Property and an Assignment of Leases and Rents, dated as of May 2, 1996 (as the same may hereafter be amended, modified or supplemented from time to time, the "Trustee Supplemental Assignment") given by GNOC, as assignor, to Trustee, as assignee; and

      WHEREAS, the Trustee and the Lender enter into this modification to the Intercreditor Agreement in order to set forth the understanding between Trustee and Lender, among other things, with respect to (i) their rights and priorities regarding the Secured Property and the New Secured Property; and (ii) the order of priority that shall govern the allocation and application of proceeds from the Secured Property and the New Secured Property for the redemption of repayment of the Securities and the New Note.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreement contained herein, the parties hereto agree as follows:

               i.        The foregoing recitals are incorporated into this
                     Modification by reference.

               ii.       The Intercreditor Agreement is hereby modified as
                     follows:

           a. All references in the Intercreditor Agreement to "Lender" shall be deemed to refer to First Union and Midlantic.

           b. All references in the Intercreditor Agreement to "Mortgagor" shall be deemed to refer to GNOC.

           c.     All references     in the Intercreditor Agreement to the
 "Mortgage" shall be deemed to refer to the "Trustee Mortgage" and the "Trustee Supplemental Mortgage" as defined in the recitals to this Modification.

           d.     All references     in the Intercreditor Agreement to the
 "Assignment of Leases and Rents" shall be deemed to refer to the "Trustee Assignment" and the "Trustee Supplemental Assignment" as defined in the recitals to this Modification.

           e.     All references     in the Intercreditor Agreement to the
 "Additional Loan Agreement" shall be deemed to refer to the "New Loan Agreement" as defined in the recitals to this Modification.

           f.     All references     in the Intercreditor Agreement to the
 "Additional Loan" shall be deemed to refer to the "New Loan" as defined in the recitals to this Modification.

           g.     All references     in the Intercreditor Agreement to the
 "Additional Note" shall be deemed to refer to the "New Note" as defined in the recitals to this Modification.

           h.     All references     in the Intercreditor Agreement to the
 "Additional Mortgage" shall be deemed to refer to the "Lender Mortgage" and the "Lender Supplemental Mortgage" as defined in the recitals to this Modification.

           i. All references in the Intercreditor Agreement to the "Loan Documents" and the "Mortgage Documents" shall be deemed to include the "Trustee Supplemental Mortgage" and the "Trustee Supplemental Assignment" as defined in the recitals to this Modification.

           j. All references in the Intercreditor Agreement to the "Additional Loan Documents" and the "Additional Mortgage Documents" shall be deemed to include the "Lender Mortgage", the "Lender Assignment", the "Lender Supplemental Mortgage" and the "Lender Supplemental Assignment" as defined in the recitals to this Modification.

               iii.      Except as modified herein, all of the terms,
                     provisions and covenants of the Intercreditor Agreement are in all other respects hereby ratified and confirmed and shall remain in full force and effect.

               iv.       This Modification is to be construed according to
                     the laws of the State of New Jersey.

               v.        This Modification shall be binding upon the parties
                     hereto and their respective successors and assigns.

               vi.       This Modification may be executed in any number of
                     counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Modification by signing any such counterpart.

      IN WITNESS WHEREOF, the parties have caused this Modification to be executed as of the date first set forth above.

                          FIRST UNION NATIONAL BANK

                          By:____________________________
                             Alan Lilienthal
                             Vice President


                          MIDLANTIC BANK, NATIONAL ASSOCIATION

                          By:_____________________________
                             Peter J. Cahill
                             Senior Vice President





                          AMALGAMATED BANK OF CHICAGO,
                          Trustee

                          By:___________________________
                          Name:
                          Title:

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STATE OF NEW JERSEY   )
                       )  SS:
 COUNTY OF ESSEX       )

      On the 2nd day of May, 1996, before me personally came Alan Lilienthal, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of First Union National Bank, the national banking association described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.

                                    __________________________

 STATE OF NEW JERSEY   )
                       )  SS:
 COUNTY OF ESSEX       )

      On the 2nd day of May, 1996, before me personally came Peter J. Cahill, to me known, who, being by me duly sworn, did depose and say that he is a Senior Vice President of Midlantic Bank, National Association, the national banking association described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.

                                    ___________________________


 STATE OF ILLINOIS    )
                      )  SS:
 COUNTY OF COOK       )

      On the 1st day of May, 1996, before me personally came _______________, to me known, who, being by me duly sworn, did depose and say that (s)he is a _____________________________ of Amalgamated Bank of Chicago, the national banking association described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that she signed her name thereto by like order.

                                    ___________________________

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